                                                                   EXHIBIT 10.32

                                      LEASE

         This Lease is dated as of the 6th day of December, 2004, by and between Meadowbrook Insurance Group, Inc., a Michigan corporation (the "Landlord") and Meadowbrook, Inc., a Michigan corporation (the "Tenant").

         1. PREMISES. The Landlord, in consideration of the rents to be paid and the covenants to be performed by the Tenant, does lease to the Tenant the following described land and building, including its common area(s), located in the City of Southfield, County of Oakland and State of Michigan, commonly known as 26255 American Drive and more particularly described on Exhibit "A" (the "Premises").

         2.     TERM AND RENT.

         (a) The lease term shall commence on the date hereof (the "Commencement Date") and shall expire, unless extended in accordance with the terms of Section 3 or other mutually satisfactory written agreement executed by the Landlord and the Tenant, on November 30, 2014 (the "Term").

         (b) During the Term, Tenant shall pay rent in equal monthly installments as follows:

                Years 1 - 10:                      $129,166.66

         3.     RENEWAL PERIODS.

         (a) Tenant has two (2) options to extend the term of this Lease for a period of five (5) years for each option. Tenant shall give the Landlord ninety (90) days notice prior to the end of the first term or any renewal period that Tenant elects to exercise its option(s). Tenant may exercise any one or more options at one time.

         (b) The renewal periods shall be on the same terms and conditions of the original lease term, except for the rent. The rent during the renewal period(s) shall be mutually agreed upon by Landlord and Tenant, but shall not exceed 105% of the rate in the last year of the preceding period.

         4. USE OF PREMISES. Tenant may use and occupy the Premises for its own corporate purposes and for providing services to its affiliated insurance companies.

         5.     LANDLORD'S WORK; ACCEPTANCE OF PREMISES BY TENANT.

         (a) Landlord has, in compliance with all applicable codes, laws, regulations and ordinances, completed its work in accordance with Tenant's requirements.

        6. COVENANT OF TITLE AND QUIET POSSESSION. Landlord represents and warrants to Tenant that the Landlord is solely vested with fee simple title to the Premises and has full right and lawful authority to lease the Premises to Tenant. Landlord further represents and warrants to Tenant that there are no liens, encumbrances, mortgages, restrictions or other defects except as are shown in Exhibit "C". If at any time Landlord's title or right to receive rent hereunder is disputed, or if there is a change of ownership of Landlord's estate by act of the parties or operation of law, Tenant may withhold rent thereafter accruing until Tenant is furnished proof, satisfactory to it, as to the party entitled thereto. Landlord covenants with Tenant to keep Tenant in quiet possession of the Premises during the term of this Lease, provided Tenant performs all of its duties and obligations under this Lease.

         7.     PUBLIC LIABILITY INSURANCE.

         During the Term, or any extension thereafter, the Tenant agrees to provide the following forms of insurance:

         (a) Workers' Compensation Insurance with terms, conditions and limits as required by Michigan law.

         (b) Comprehensive General Liability Insurance, which would have a minimum limit of liability of $2,000,000 per occurrence and $2,000,000 per aggregate; and

         (c) Property Insurance insuring the Premises, excluding the land, excavations, foundations and footings, in an amount not less than one hundred percent (100%) of the actual replacement cost, as well as for business interruption.

         Landlord shall be named as an Additional Named on the Tenant's insurance policies. Upon request, the Tenant shall provide certificates of insurance verifying that coverage is in place. Tenant shall provide Landlord fifteen (15) days advance notice of cancellation of any of the above policies.

         8.     REAL ESTATE TAXES.

         Tenant also agrees to pay all of the real estate taxes and special or general assessments which shall be levied against the Premises each year (the "Taxes").

         9.     LANDLORD'S REPAIR AND MAINTENANCE.

         (a) Landlord shall at its sole cost and expense maintain, repair and replace the roof and structural members thereof (including gutters and downspouts), the foundations, the four (4) outer walls, the structural soundness of the building, and the parking lot. Landlord also shall maintain, repair, and replace the underground and otherwise concealed plumbing of the Premises and be responsible for the Premises' compliance with Title III of the Americans with Disabilities Act of 1990.

         (b) Landlord shall deliver to Tenant prior to the Commencement Date written warranties as required herein and shall certify that the roof, heating, air conditioning, plumbing, fire protection and electrical systems (herein "Systems") are in good operating condition and shall remain in such condition for a period of one (1) year from the Commencement Date.

         10.    TENANT'S REPAIR AND MAINTENANCE.

         (a) Tenant shall provide, at its sole cost and expense, maintenance and repair for the interior of the building (excluding exterior walls, floors or roof) on the Premises and will keep the Premises in a clean and operational condition according to the laws or ordinances of the governmental agencies having jurisdiction of the Premises.

         (b) Tenant shall not be responsible for any costs incurred which results from the failure of the building to comply with applicable local, state, and federal laws, except to the extent caused by Tenant.

         (c) Tenant shall not be responsible for any costs incurred to test, survey, clean up, contain, abate, remove or otherwise remedy hazardous waste and substances or asbestos-containing materials from the Premises unless the waste and substances or asbestos-containing materials were brought to the Premises because of Tenant's, its servants, agents, or employees' negligence or willful misconduct.

         11.    TENANT'S ALTERATIONS.

         (a) Tenant may make non-structural additions, improvements, or alterations to the Premises, including the removal of existing improvements which Tenant deems necessary or desirable. Structural changes may be made only with Landlord's approval.

         (b) All work done by Tenant shall be done in a good and workmanlike manner, and if, because of any act or omission of Tenant, a mechanic's or other lien or order for the payment of money shall be filed against the Premises or lands of which the Premises is a part, Tenant shall, at Tenant's own cost and expense, within thirty (30) days after notice of the filing thereof, cause the same to be cancelled and discharged of record, or furnish Landlord with a surety bond issued by a surety company, protecting Landlord from any loss because of non-payment of such claim. In the event Tenant does post bond, Tenant shall be entitled to contest any such lien claims by appropriate judicial proceedings.

         12.    TRADE FIXTURES.

         (a) Tenant may install and remove at any time under this Lease or at its termination any furniture, trade fixture, equipment, improvement or appliance installed by Tenant. Any damage to the Premises resulting from the removal of such items shall be promptly repaired by Tenant at its expense.

         (b) Tenant may place liens on any furniture, trade fixture, equipment or appliance installed by Tenant. Landlord hereby agrees to waive any right to place a lien on and to such items. Landlord agrees, if required by any lending institution, to execute such additional lien waivers or other documents to evidence its waiver of lien. Any liens permitted shall attach only against the personal property of the Tenant and shall not attach to the real estate or to any personal property of the Landlord.

         (c) At the end of this Lease, Tenant will surrender the Premises in broom-swept condition (excluding trade fixtures, personal property and equipment owned by Tenant) to the Landlord, reasonable wear and tear and damage by fire, casualty or the elements excepted.

         13.    FIRE OR CASUALTY.

         (a) Unless the Lease is terminated as hereinafter provided, if the Premises shall be damaged or destroyed in whole or in any part by fire, or other casualty, Tenant shall at its own cost and expense promptly repair and restore the Premises, including any leasehold additions or improvements, to the condition immediately prior to such damage or destruction. Insurance proceeds received by Tenant pursuant to the provisions of this Lease shall be applied to the cost of repairs and restoration.

         (b) If the damage or destruction shall occur (i) during the last year of the original term of this Lease or at any time during any renewal term, or (ii) at any time during the original term of this Lease and the cost of repairs or restoration shall exceed fifty percent (50%) of the replacement value of the Premises and improvements (exclusive of foundations and footings) in their condition just prior to the occurrence of the damage or destruction, Tenant may, no later than sixty (60) days following the damage, give Landlord notice that it elects to terminate this Lease.

         (c) If such notice shall be given pursuant to subparagraph (b) above, (i) this Lease shall terminate on the date given in such notice with the same effect as if it were the date herein specified for the expiration of the Lease term; (ii) Tenant shall surrender possession of the Premises within a reasonable time thereafter; (iii) any rent paid for any portion of the Lease term beyond the date of damage or destruction shall be repaid to Tenant; and
(iv) Landlord shall be entitled to the insurance proceeds, set forth in Paragraphs 7 and 13 of this Lease.

         14.    EMINENT DOMAIN.

         (a) If the whole of the Premises shall be taken by eminent domain or sold under threat of eminent domain, then this Lease shall terminate as of the date title is taken or transferred.

         (b) If any portion of the Premises or any portion of the buildings on the Premises shall be taken, then Tenant shall have the right to terminate this Lease within ninety (90) days of the taking by giving Landlord thirty (30) days written notice of such termination. Rent shall be adjusted to the date of the termination. If Tenant does not elect to terminate the Lease under such circumstance then all prorated charges shall be equitably reapportioned. Landlord shall within not more than one hundred twenty (120) days after such taking, restore, at its sole cost and expense, the Premises, including the building on the Premises, to a condition substantially equal to the condition prior to such taking.

         (c) The award for such taking shall belong to the Landlord except that the Tenant shall be entitled to claim from the condemning authority all damages for loss of business, damage to or loss of its fixtures and equipment, furniture and personal property, and the costs of removal, moving and reinstallation of any of the same, as well as the value of any leasehold improvements or Tenant's alterations to the Premises.

         15.    LANDLORD INSPECTIONS, REPAIRS AND RE-RENTING.

         (a) At all reasonable times, upon at least three (3) days prior written notice, except in the case of an emergency, the Landlord shall have the right to examine the Premises and to make the repairs required of the Landlord, provided such examination and repairs shall not unreasonably interfere with Tenant's business operations.

         (b) Within thirty (30) days prior to the end of the Lease, the Landlord may show the Premises to prospective tenants at all reasonable times that the Premises are ordinarily open for business. Such exhibition of the Premises shall not unreasonably interfere with Tenant's business operations.

         16. HOLDING OVER. If the Tenant holds over after the termination of this lease (including any renewal or option period), then the tenancy shall be from month-to-month in the absence of any written agreement to the contrary. In no event shall the holdover by Tenant be deemed an election to exercise any option or to extend the Lease. Either party may terminate such month-to-month tenancy upon thirty (30) days written notice to the other party. Rent during such holdover period shall continue at the same rate as for the last month of the Lease term.

         17. WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other, their respective agents, servants or employees or anyone claiming by, through or under them from any and all liability whatsoever caused by or resulting from fire or other casualty for which insurance is carried by the injured party at the time of such injury regardless of the cause of such loss or injury even if it results from some act or negligence of a party hereto, its agents, servants or employees. Nothing contained herein shall relieve Landlord or Tenant of their other obligations described elsewhere in this Lease.

         18.    UTILITIES.

         (a) Tenant shall pay for the use of all utilities at the Premises as and when bills for the same become due and payable from and after the date Tenant accepts possession of the Premises.

         (b) If one or more of the utility services used by Tenant is discontinued or interrupted because of Landlord's acts or omissions, then all rent and other charges shall abate until the utility is restored to a proper operating level. Rent shall not abate if such interruption is caused by Tenant's negligence.

         19.    SIGNS.

         (a) Tenant shall have the right to install and maintain, and from time to time change the appearance of signage on the Premises. If allowed by local governmental authorities, Tenant shall have the right to erect and maintain exterior free standing sign(s). Landlord agrees to cooperate fully with Tenant in obtaining all required governmental permits, licenses, approvals and variances for Tenant's sign(s). Tenant shall comply with all governmental regulations relating to its signage.

         20.    DEFAULT.

         (a) Tenant shall not be deemed to be in default with respect to the rent unless Tenant has failed to pay rent within five (5) days of the date the same was due.

         (b) Tenant shall not be deemed to be in default with respect to the payment of any charges, other than rent, which may become due or owing, unless it has failed to pay the same within thirty (30) days of receipt of Landlord's written notice specifying the amount and details of such unpaid and overdue charges. Copies of supporting bills and receipts must accompany Landlord's statement.

         (c) Tenant shall not be deemed in default in the performance of any other material obligation other than the payment of money due hereunder unless it has failed to cure the breach within thirty (30) days after receipt of Landlord's written notice of the breach specifying the particulars thereof. If the breach is such that it cannot be cured within thirty (30) days, then Tenant will not be in default if after receipt of Landlord's written notice Tenant has promptly commenced to cure such breach and diligently continues to pursue the cure thereafter until it is completed.

         (d) If Tenant shall be declared bankrupt, or the Premises and Tenant's property shall come into the control of a trustee, receiver or a person acting under court order and any such trustee, receiver or person shall not be discharged within sixty (60) days after taking such possession, then Landlord may by written notice terminate this Lease. If the Landlord elects not to terminate this Lease, Landlord may accept rent from the trustee, receiver or person acting under court order for such term of such occupancy without impairing or affecting in any way the rights of the Landlord against the Tenant under this Lease.

         (e) Subject to the provisions of this Lease, at any time or from time to time after any such termination or expiration of this Lease pursuant to this Paragraph or any termination by summary proceedings or otherwise, Landlord may re-let the Premises or any part thereof in Landlord's name, for such term or terms and on such conditions as Landlord, in its reasonable discretion, may determine, and may collect and receive the rentals therefor. In no event shall Tenant's obligation to pay any monetary obligations or other sums of money be accelerated, and Tenant's only obligation shall be to pay its obligations on a monthly basis, less the sums of money Landlord may receive from any other person, party, or entity.

         (f) Landlord shall make reasonable efforts to mitigate its damages if Tenant defaults.

         21. LANDLORD'S DEFAULTS. In the event Landlord shall default in the performance of any of the terms or provisions of this Lease, Tenant shall so notify Landlord in writing. If Landlord shall fail to cure such default within ten (10) days after receipt of such notice, or if the default is of such character as to require more than ten (10) days to cure and Landlord shall fail to commence to do so within ten

(10) days after receipt of such notice and thereafter diligently proceed to cure such default, then, in either such event, Tenant may cure such default and such expense shall be deducted from the rent otherwise due, or cancel and terminate this Lease.

         22. ESTOPPEL CERTIFICATES. Tenant shall, at any time and from time to time, within thirty (30) days after request by the holder of any mortgage on the Premises, certify in writing that this Lease: (i) is unmodified and in full force and effect (or, if there has been a modification, that the same is in full force and effect as modified and stating the modification); (ii) the dates, if any, to which the rent, Taxes, and other charges have been paid in advance; and
(iii) whether Landlord or Tenant (as the case may be) is or is not in default in the performance of any covenant, condition or agreement on its part to be performed and the nature of such default, if any.

         23. UNAVOIDABLE DELAYS. Both Landlord and Tenant shall each be excused from performing any obligations provided for in this lease and neither party shall thereby be deemed to be in default provided such non-performance or default is due to acts of God, non-availability of labor or materials, strikes, lockouts or labor disturbances, governmental restrictions, war, civil commotion, fire or other casualty or other causes beyond Landlord or Tenant's control.

         24.    ASSIGNMENT AND SUBLETTING.

         (a) Tenant may assign or sub-lease to an affiliate or subsidiary without Landlord's consent. Tenant may assign, sub-lease or transfer its interests in the Lease to a third-party with the consent of Landlord.

         (b) In the event that Tenant assigns or sublets this Lease, Tenant will then be relieved of liability under the Lease.

         (d) Landlord shall have the right to sell, grant, and/or convey the property on which the Premises is located, subject at all times, however, to this Lease.

         25.    COMPLIANCE WITH LAWS.

         (a) Landlord hereby represents and warrants that the Premises shall are in full compliance with all laws, orders and regulations of all federal, state, county and municipal authorities having jurisdiction (the "Applicable Laws") and with all regulations of any board of fire underwriters having jurisdiction which affect Tenant's use of the Premises. Landlord shall be required to comply with the Applicable Laws relating to the physical condition of all parts of the Premises, if there is a change in the Applicable Laws and the changed Applicable Laws apply to all real estate generally and not the Premises specifically.

         (b) Tenant shall comply with all Applicable Laws: (i) regarding the physical condition of the Premises, but only to the extent that the Applicable Laws pertain to the particular manner in which Tenant uses the Premises; or (ii) that do not relate to the lawful use of the Premises and with which only the occupant can comply, such as laws governing maximum occupancy, workplace smoking, and illegal business operations, such as gambling.

         26.    INDEMNITY.

         (a) Landlord shall indemnify Tenant against, and hold Tenant harmless from any and all claims, liabilities, demands or causes of action, including all reasonable expenses of the Tenant incidental thereto, for injury or death caused by Landlord's direct or indirect act or omission or the direct or indirect act or omission of any employee, agent or tenant of Landlord.

         (b) Tenant shall indemnify Landlord against, and hold Landlord harmless from all any and all claims, liabilities, demands or causes of action, including all reasonable expenses of the Landlord incidental thereto, for injury or death caused by Tenant's direct or indirect act or omission or the direct or indirect act or omission of any employee or agent of Tenant.

         27.    REPRESENTATIONS AND WARRANTIES.

         Landlord represents and warrants to Tenant that:

         (a) there is no pending or threatened condemnation action or agreement in lieu which will or may affect the Premises in any respect whatsoever;

         (b) the Premises have not been used previously as a landfill or as a dump for garbage or refuse;

         (c) there is no action, suit or proceeding, pending or threatened, against or affecting the Premises;

         (d) Landlord has no knowledge of any fact, action or proceeding, whether actual, pending or threatened, which could result in the modification or termination of the present zoning classification of the Premises, or the termination of full, free and adequate access to and from the Premises and the public highways and roads;

         (e) Landlord has not received actual or constructive notice of any lien for environmental cleanup costs; Landlord further has not received actual or constructive notice of any governmental cleanup or any other response actions are contemplated, proposed, or initiated on the Premises;

         (f) Landlord's title to the Premises is not subject to any restrictive covenants, liens, encumbrances, mortgages, easements, restrictions, or other defects, except as described in Exhibit "D" (the "Underlying Documents"); but none of the foregoing prohibit the use of Premises for the purposes set forth in Paragraph 4;

         (g) no existing restrictions, building and zoning ordinances, or other laws or requirements of any governmental authority prevent the use of the Premises for the purposes set forth in Paragraph 4;

         (h) no joinder or approval of another person is required with respect to Landlord's right and authority to enter into this Lease;

         (i) the terms and conditions of this Lease, including the Exhibits, are in compliance with and do not violate the provisions of the Underlying Documents; and

         (j) any approvals required pursuant to the terms of the Underlying Documents have been obtained.

         Landlord hereby acknowledges that Tenant is relying upon all of the foregoing representations and warranties in executing this Lease and that matters so represented and warranted are material ones, and Landlord accordingly agrees that any misrepresentation or breach of such warranty will be reason for Tenant to terminate this Lease.

         28. REMEDIES NOT EXCLUSIVE. Landlord's and Tenant's rights, remedies, and benefits under this Lease are not cumulative and shall not be exclusive of any other rights, remedies and benefits allowed by law or equity.

         29. SUCCESSORS. The covenants, conditions and agreements made and entered into by the Landlord and Tenant shall be binding on their heirs, personal representatives, administrators, executors, successors and assigns. If there shall be more than one (1) Landlord, they shall all be bound, jointly and severally, by the terms, covenants and agreements contained herein.

         30. ENTIRE AGREEMENT. This Lease, the exhibits, rider and addendum, if any, attached hereto and forming a part hereof set forth all the covenants, promises, agreements, conditions, terms, provisions and understandings by and between the Landlord and Tenant concerning the Premises. There are no other such matters, whether oral or written, between Landlord and Tenant other than are set forth herein. No change, modification, alteration, amendment, addition or deletion to this Lease shall be binding upon Landlord or Tenant unless it is in writing and executed by the person to be so charged with the same. Landlord and Tenant have negotiated the terms of this Lease; therefore, this Lease shall not be interpreted or construed against or in favor of any party.

         31. CAPTIONS AND PARAGRAPH NUMBERS. The captions and paragraph numbers are inserted only as a matter of convenience and in no way affect, limit, construct or describe the scope or intent of this Lease.

         32.    INTERPRETATION AND PRONOUNS.

         (a) This Lease shall be interpreted to the broadest extent possible to give full and fair meaning to the intentions of the parties hereto.

         (b) The use of a neuter singular pronoun to refer to the Landlord or Tenant shall be deemed a proper reference even though the Landlord or the Tenant may be an individual, partnership, corporation, other entity or a group of two
(2) or more individuals or entities. The necessary grammatical changes required to make the provisions of this Lease apply whenever necessary shall, in all instances, be assumed as though fully expressed.

         33. PARTIAL INVALIDITY. The invalidity or unenforceability of any provision of this Lease shall not affect or impair the validity of any other provision.

         34. NOTICES. All notices, requests, demands and other communications shall be sent by certified mail, return receipt requested, with postage prepaid, to the addresses set forth below or to such other addresses as either party may designate in writing from time to time. Notice shall be effective upon deposit in United States Mail.

Notices to Tenant shall be sent to:

           26255 American Drive
           Southfield, Michigan  48034
           Attention:  President

Notices to Landlord shall be sent to:

           26255 American Drive
           Southfield, Michigan  48034
           Attention:  General Counsel

         35. REASONABLE CONSENT. Except as otherwise provided in this Lease, wherever Landlord's or Tenant's consent is required in this Lease, such consent shall not be unreasonably withheld, or delayed, or subject to further conditions.

         36. LEASE TERM TO INCLUDE RENEWAL PERIOD(S). Whenever the language "lease term" or any variation thereof is used herein, it shall mean and include any renewal period(s).

         37. RELATIONSHIP OF THE PARTIES. Nothing contained in this Lease shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computing rent or any additional charges nor any other provision herein nor any acts of the parties shall create any relationship between the parties other than that of Landlord and Tenant.

         38. EXHIBITS. All exhibits, attachments, and addenda referred to shall be considered a part of this Lease for all purposes with the same force and effect as if copied at full length herein.

         39. NET LEASE. Except as contained in Section 9(a) hereof, this is a "net" lease to the Landlord and the Tenant is to pay all obligations of repairing, maintaining and insuring the Premises during its tenancy.

         40. GOVERNING LAW. This lease is executed in and shall be governed by the laws of the State of Michigan.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals or caused these presents to be signed by their proper corporate officers the day and year first above written.

In the presence of:

                                 "LANDLORD"

                                 MEADOWBROOK INSURANCE GROUP, INC., a Michigan corporation

                                 By:             /s/ Merton J. Segal
---------------------------               -----------------------------------
                                          Merton J. Segal
                                 Its:     Chairman
---------------------------

                                 Date:
                                          -----------------------------------




                                 "TENANT"

                                 MEADOWBROOK, INC., a Michigan corporation

                                 By:               /s/ Robert S. Cubbin
---------------------------               -----------------------------
                                          Robert S. Cubbin
                                 Its:     President & CEO
---------------------------

                                 Date:
                                          -----------------------------------

STATE OF MICHIGAN

COUNTY OF ______________

         Before me, the undersigned authority, on this day personally appeared Merton J. Segal, the Chairman of the Board of Directors of Meadowbrook Insurance Group, Inc., a Michigan corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

         Given under my hand and seal of office this _________ day of ________________, 2004.


         (SEAL)
                                      __________________________________________
                                      Notary Public
                                      _________________________ County, Michigan
                                      My commission expires: ___________________


Tenant

STATE OF MICHIGAN

COUNTY OF ______________


         Before me, the undersigned authority, on this day personally appeared Robert S. Cubbin, the President & CEO of Meadowbrook, Inc., a Michigan corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

         Given under my hand and seal of office this _________ day of ________________, 2004.


         (SEAL)
                                      __________________________________________
                                      Notary Public
                                      _________________________ County, Michigan
                                      My commission expires: ___________________

                                   EXHIBIT "B"







                                                     December 6, 2004





RE: Lease dated December 1, 2004 between Meadowbrook Insurance Group, Inc. ("Landlord") and Meadowbrook, Inc. ("Tenant") for premises located at 26255 American Centre, Southfield, Michigan 48034.

         Tenant and Landlord acknowledge and agree that the Lease dated December 6, 2004 commenced on December 6, 2004 and will terminate on November 30, 2014. To exercise the first option to extend the term of the Lease, Tenant shall give written notice to Landlord on or before August 31, 2014. To exercise the second option to extend the term, Tenant shall give notice to Landlord on or before August 31, 2019.

AGREED AND ACCEPTED:                        AGREED AND ACCEPTED:

"LANDLORD"                                  "TENANT"

MEADOWBROOK INSURANCE,                      MEADOWBROOK, INC., a Michigan
GROUP, INC., a Michigan corporation         corporation

By:         /s/ Merton J. Segal             By:      /s/ Robert S. Cubbin
     -------------------------------              ----------------------------
     Merton J. Segal                              Robert S. Cubbin
Its: Chairman                               Its:  President & CEO

                                    EXHIBIT A

City of Southfield, County of Oakland, Michigan

Unit 13 of the American Commerce Centre, according to Master Deed recorded in Liber 18714, pages 477 through 520, inclusive, Oakland County Records, as amended by First Amendment to Master Deed recorded in Liber 19915, Page 599, Oakland County Records, second Amendment to Master Deed recorded in Liber 20091, Page 811, Oakland County Records, Third Amendment to Master Deed recorded in Liber 20131, page 335, Oakland County Records, Fourth Amendment to Master Deed recorded in Liber 20998, Page 689, Oakland County Records, Fifth Amendment to Master Deed recorded in Liber 22509, Page 798, Oakland County Records, and designated as Oakland County Condominium Subdivision Plan No. 1121, together with rights in common elements and limited common elements as set forth in the above described Master Deed (and Amendment thereto) and as described in Act 59 of the Public Acts of 1978, as amended.

Tax Identification Number:  Part of 24-18-451-003